Exhibit 10 (b)(i)

                Termination Agreement and Release


      This  Termination Agreement and Release (this "Agreement")

is dated as of August 31, 2002, by and between, on the one hand,

FOOTHILL   CAPITAL   CORPORATION,   a   California   corporation

("Foothill"), and, on the other hand, INTERGRAPH CORPORATION,  a

Delaware  corporation  ("Borrower"), M&S COMPUTING  INVESTMENTS,

INC.,  a  Delaware  corporation ("M&S")  and  INTERGRAPH  PUBLIC

SAFETY, INC., a Delaware corporation ("IPS"; together with  M&S,

each  a  "Guarantor" and individually and collectively,  jointly and  severally,  the "Guarantors"; Borrower and the  Guarantors,

each an "Obligor" and individually and collectively, jointly and severally, the "Obligors").

      This  Agreement  is  entered into with  reference  to  the following:

A.On   or   about   November   30, 1999,  Foothill  and   Borrower

  entered into that certain Amended and Restated Loan and Security

  Agreement  (as amended, restated,   supplemented,  or  otherwise

  modified  from time to time, the   "Loan Agreement")  and  other

  related  Loan Documents (as that   term is defined in  the  Loan

  Agreement, and all other capitalized   terms not defined in this

  Agreement shall have the meanings  ascribed to such terms in the

  Loan  Agreement), pursuant to which   Foothill extended  certain

  financial accommodations to Borrower,   and Borrower granted  in

  favor  of  Foothill  a    security  interest  in  and  liens  on

  substantially all of Borrower's assets.

B.Each   Guarantor   executed  in  favor    of  and  delivered  to

  Foothill certain guaranties, guarantor  security agreements, and

  other  pledges of collateral in connection   with the  financial

  accommodations to Borrower under the Loan Documents.

C.The  Obligors, in  the  exercise of their   independent business

  judgment,wish to repay in full in cash all Obligations under the

  Loan Agreement and to exercise their   option   to terminate the

  Loan Agreement prior to the stated   maturity date of January 7,

  2004,  pursuant to the provisions of   Section 3.6 of  the  Loan

  Agreement  subject  to and in   accordance with  the  terms  and

  conditions set forth in this   Agreement, including the releases

  contemplated hereby.

     NOW,  THEREFORE, in consideration of   the foregoing and  for

other   good   and  valuable  consideration,    the  receipt   and

sufficiency  of  which  are  hereby acknowledged,    each  of  the

parties hereto acknowledges and agrees as follows.

        1. Payoff Amount and Payoff Reserve.  On September 5, 2002

(the  "Payoff   Date"), the Obligors shall pay to Foothill in cash

the    aggregate  amount  of $110,000.00  (the  "Payoff  Amount"),

consisting of:

   (a) $100,000.00 in respect of (and in full satisfaction of) the amount payable for the Early Termination Premium; and

   (b) $10,000.00  in  respect  of  reasonably  anticipated Foothill

       Expenses to be incurred by Foothill from and after the Payoff

       Date (the "Payoff Reserve").

Within  sixty (60) days of the date of this Agreement,  Foothill shall  transfer to Borrower the unused portion, if any,  of  the

Payoff  Reserve together with an itemized list of  the  Foothill

Expenses  deducted from said Payoff Reserve.  The  Obligors  and

Foothill  agree that the Payoff Amount shall be satisfied  by  a wire transfer of immediately available funds for receipt on  the

Payoff Date from Obligors to Foothill as follows:

          JPMorgan Chase Bank
          4 New York Plaza
          New York, NY 10004
          ABA 021000021
          Credit:  Foothill Capital Corporation
          Account:  323-266193
          Reference:  Intergraph Corporation Payoff

       2.Termination of Obligations Other Than Indemnity. Foothill,

and  each  Obligor    acknowledge and agree that  upon  Foothill's

receipt  of  (a) a   fully executed counterpart of this  Agreement

signed by Foothill   and each Obligor, (b) the Payoff Amount,  and

(c)  a  release  by    Wells Fargo Bank, National  Association,  a

national  banking    association  ("Wells  Fargo"),  in  favor  of

Foothill, with respect   to any and all obligations of Foothill to

Wells  Fargo  on account   of  the outstanding Letters  of  Credit,

which  is  in  form  and    substance reasonably  satisfactory  to

Foothill, duly executed by   each party thereto (the "Wells  Fargo

Release"), all of   the Obligations under the Loan Documents shall

be  terminated and   satisfied in full and Foothill's Liens in and

to  the  Collateral   shall  be released and terminated;  provided,

however,  that (A)   all Obligations to indemnify each Indemnified

Person under   Section 11.3 of the Loan Agreement and to reimburse

Foothill  for   Foothill Expenses shall remain in full  force  and

effect, and (B)   to the extent that any payments or proceeds  (or

any  portion thereof)   received by Foothill shall be subsequently

invalidated,   declared    to  be  fraudulent  or   a   fraudulent

conveyance or preferential,   set aside or required to  be  repaid

to  a trustee, receiver,   debtor-in-possession or any other party

under  any bankruptcy law,   state or federal law, common  law  or

equitable cause, then to the   extent that the payment or proceeds

is  rescinded or must otherwise  be restored by Foothill,  whether

as  a  result of any proceedings   in bankruptcy or reorganization

or  otherwise,  the  Obligations    or  part  thereof  which  were

intended  to be satisfied by any   such payment or proceeds  shall

be  revived and continue to be in   full force and effect,  as  if

the payment or proceeds had never   been received by Foothill, and

this  Agreement  shall in no way   impair the claims  of  Foothill

with  respect to the revived Obligations.    For the avoidance  of

doubt,  it  is expressly acknowledged and   agreed that the  Wells

Fargo  Release shall be in satisfaction of,   and in lieu of,  the

obligation  of Obligors to pay to Foothill   102% of  the  undrawn

amount  of  the  Letters  of Credit  plus   the  Foreign  Currency

Reserve referenced in Section 3.6 of the Loan Agreement.

     3. Termination of Loan Documents. Each Obligor hereby confirms and agrees that (i)  the  commitment  of  Foothill to extend credit under the Loan Agreement and the other Loan Documents is terminated as  of the Payoff Date, and, as of the Payoff Date, Foothill has no

further  obligation  to extend credit to any Obligor, and (ii) upon

Foothill's  receipt  of  (a) a  fully  executed counterpart of this

Agreement  signed  by  Foothill  and  each  Obligor, (b) the Payoff

Amount,and (c) the Wells Fargo Release, duly executed by each party thereto, each of the Loan Agreement and the other Loan Documents is terminated  and  released  except as specifically set forth in this

Agreement.

      4. Release of Collateral.  Upon  Foothill's  receipt of (A) a fully  executed  counterpart  of  this Agreement signed by Foothill and  each  Obligor,  (B) the Payoff Amount, and (C) the Wells Fargo

Release,  duly  executed  by  each party thereto, Foothill will, as promptly as practicable:

(a) Authorize   any  Uniform  Commercial Code  ("UCC") termination

    statements  that (i) the Obligors reasonably  may  request  to release,as of record,the financing statements previously filed by  Foothill,  with respect to the Obligations,  and  (ii)  at

    Foothill's election, the Obligors prepare, it being  expressly understood and agreed that the Obligors may file any such  UCC termination  statements without the signature  of  a  Foothill representative;

(b) Execute and  deliver  any  and  all  other lien  releases  and other similar discharge or release documents and if applicable,

    in recordable form) that (i)the Obligors reasonably may request

    to  release,    as   of  record  and  without   any   recourse,

    representation,  or  warranty, the security interests  and  all other  notices of security interests and liens previously filed

    by   Foothill  with  respect to the Obligations,  and  (ii)  at

    Foothill's election, the Obligors prepare; and

(c) Return  (without  recourse,  representation  or  warranty)  to the Obligors (or any one of them that Foothill selects),within

    10  Business  Days after Foothill's receipt  of  (A)  a  fully executed counterpart of this Agreement signed by Foothill  and each  Obligor, (B) the Payoff Amount, and (C) the Wells  Fargo

    Release,  duly  executed by each party thereto,  any  and  all pledged  stock certificates and related stock powers,  pledged

    notes   and  related  endorsements,  and  any  other   pledged

    instruments  and related endorsements previously delivered  to

    Foothill in connection with the Loan Documents.

      5. Representations or Warranties.  Foothill  does not make any representation  or  warranty  with  respect to the state of title to

any   collateral   securing  the  Obligations or  any  other  matter

respecting  the   Loan   Documents.    Foothill   and  each  Obligor

represent  and  warrant  to  each other party to this Agreement that it has the power and authority to enter into this Agreement.

      6. Additional Documents. Foothill shall execute and deliver to or  for the Obligors, at the Obligors' sole expense, such additional documents  (that,  at Foothill's election, the Obligors prepare) and shall  provide additional information as the Obligors may reasonably require to carry out the terms of this Agreement.

      7. Acknowledgments of Borrower and Guarantors.   Each  Obligor

(a) acknowledges and agrees that the release in  paragraph 11 hereof shall not release any Obligor of the Obligations  arising  from  the indemnity provisions under Section 11.3 of the  Loan  Agreement  and from their obligation to  reimburse  Foothill for Foothill  Expenses under the Loan Agreement,  and (b)  confirms  its  agreement  to the terms and provisions of this Agreement by returning  to  Foothill  a signed counterpart of this Agreement.

      8. Conditions.     The  obligations  of  Foothill  under  this

Agreement  are  subject  to  the fulfillment, to the satisfaction of

Foothill,  of  the  following  conditions  precedent:   (a) Foothill

shall have received a counterpart of this  Agreement  duly  executed by each of the parties hereto;  (b)  Foothill  shall  have  received the  Payoff  Amount  on the Payoff Date, and (c) Foothill shall have received the Wells Fargo Release,duly executed by each party thereto.

      9. Released Matters.      The claims released pursuant to this

Agreement(the "Released Claims") include all claims between Foothill,

on  the  one hand, and any Obligor, on the other hand, including  but not limited to principal, interest, charges, fees, together  with any and all other claims, demands, obligations, liabilities, indebtedness,

responsibilities, disputes, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action (whether at law or in equity), debts, sums of money,

accounts, compensations, contracts, controversies, promises, damages,

costs, rights of offset, losses and expenses, of  every  type,  kind,

nature,  description  or  character,  known  and  unknown, whensoever

arising and occurring at any time up to and through the date   hereof,

whether known or unknown, suspected or unsuspected,   liquidated   or

unliquidated, matured or unmatured, fixed or contingent, which in any way arise out of, are connected with or relate to the Loan Documents.

      10. Release by the Obligors. Each Obligor, and their respective predecessors, successors and assigns,hereby fully,finally,irrevocably,

forever and unconditionally release, discharge and acquit Foothill and

Foothill's officers, employees and agents, from all  Released   Claims,

except with respect to the rights and obligations under this Agreement.

      11. Release by Foothill of the Obligors.   Foothill hereby fully,

finally,irrevocably, forever and unconditionally release, discharge and

acquit each Obligor from all Released Claims, except with respect    to

the rights and obligations under this Agreement,  under  the  indemnity provisions in Section 11.3 of the Loan Agreement, and  under  the  Loan

Agreement to reimburse Foothill for Foothill Expenses.

      12. Transitional Wires.        It is acknowledged that, generally,

pursuant to the terms of the Loan Agreement, each Business Day wires  of

Borrower's collected funds have been sent from Bank One  (Account     No.

5932203)  and  Wells  Fargo  Bank  Minnesota  (Account  Nos.  6355042493,

6355065679, 6355065628, and 6355065791) (collectively,  the  "Enumerated

Accounts") to the Foothill Account and that Borrower  typically requests

that Foothill, in  turn,  wire  to  Borrower's  Designated   Account the

corresponding  amount  which  Foothill  has received from the Enumerated

Accounts.  The  parties  hereto acknowledge and agree that following the

Payoff Date and before the appropriate modifications of  the  Enumerated

Accounts  can  be  processed  by Bank One and Wells Fargo Bank Minnesota,

Foothill  will  continue  to  accommodate  Borrower  by implementing the appropriate  wire transfer of funds into Borrower's  Designated  Account,

provided, that  Borrower  shall reimburse Foothill promptly upon request for  any fees, expenses or other charges reasonably incurred by Foothill in connection therewith, and shall work diligently,after the Payoff Date,

to  effect  the  modifications  to  the  Enumerated  Accounts  which are required to terminate the transfer of funds from such Enumerated Accounts to the Foothill Account, which transfers shall terminate in any  event no later than thirty (30) days after the Payoff Date.

      13. Waiver of Statutory Benefits.       The parties intend that the

foregoing  releases  shall  be  effective  as a full and final accord and satisfaction  of  Released  Claims, and each of the parties hereby agrees,

represents and warrants that the matters released herein are not  limited to matters which are known or disclosed. In this  connection, each of the parties hereby agrees,  represents  and  warrants  that  it  realizes and acknowledges that (a) factual matters now  existing and unknown to it may have  given  or  may  hereafter  give  rise  to Released Claims which are presently unknown, unsuspected, unliquidated, unmatured and/or contingent,

(b)  such  Released  Claims  may  be unknown,  unsuspected,  unliquidated,

unmatured and/or contingent due to ignorance,oversight, error, negligence or otherwise, and (c) if such  Released  Claims had been known, suspected,

liquidated,  matured  and/or unconditional, such party's decision to enter into  this  release may have been materially affected.  Each party further agrees, represents and warrants that this release has been  negotiated and agreed upon in view of these realizations.Nevertheless,each party granting a release hereby intends to  release,  discharge,  and  acquit the parties receiving a release of and from any such unknown, unsuspected, unliquidated,

unmatured and/or contingent Released Claims which are in any way set  forth in  or  related to the matters identified hereinabove.  EACH  PARTY  HEREBY

EXPLICITLY WAIVES ALL RIGHTS UNDER AND ANY BENEFITS  OF  ANY  COMMON LAW OR

STATUTORY RULE OR PRINCIPLE WITH  RESPECT  TO  THE  RELEASE  OF SUCH CLAIMS,

INCLUDING, WITHOUT  LIMITATION,  SECTION  1542 OF THE CALIFORNIA CIVIL CODE,

WHICH PROVIDES AS FOLLOWS:

          A  GENERAL RELEASE DOES NOT EXTEND TO CLAIMS

          WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO

          EXIST  IN HIS FAVOR AT THE TIME OF EXECUTING

          THE  RELEASE,  WHICH IF KNOWN BY  HIM,  MUST

          HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH

          THE DEBTOR.

EACH  PARTY AGREES THAT NO SUCH COMMON LAW OR STATUTORY RULE  OR PRINCIPLE,

INCLUDING SECTION 1542 OF THE CALIFORNIA CIVIL  CODE,  SHALL   AFFECT  THE

VALIDITY OR SCOPE OR ANY OTHER ASPECT OF  THIS RELEASE.

      14. No Assignment.  Each of the parties  hereto  agrees,  represents,

and warrants that such party has not voluntarily, by operation  of  law or otherwise, assigned, conveyed,  transferred or  encumbered, either directly or indirectly, in  whole  or  in part, any  right  to or interest in any of the Released Claims.

      15. Choice of Law; Severability.  This Agreement shall be governed by and  construed  in  accordance  with the laws of the State of California as

applied to agreements among parties  resident  therein.   Whenever possible,

each provision of this Agreement shall be  interpreted in such manner as to be effective  and  valid under applicable law, but if any provision of this

Agreement  shall  be  prohibited by or invalid under applicable  law,  such provision shall be ineffective only to the extent of  such  prohibition  or invalidity, without invalidating the  remainder  of  such  provision or the remaining provisions of this Agreement.

      16. Advice of Counsel.  Each  party  has  had advice  of  independent counsel of its own choosing in negotiations for and the preparation of this

Agreement, has read this Agreement in full and final form, and has had this

Agreement fully explained to it to its satisfaction.

      17. No Third Party Beneficiaries.  This Agreement is executed for the parties hereto, and no other  person, corporation, partnership,  individual or other entity not  a  party  to  this Agreement  shall  have  any  rights herein  as  a  third party beneficiary  or  otherwise, except to the extent expressly  and specifically provided herein.

      18. Counterparts.    This Agreement may be executed in duplicates and

counterparts, which,taken together, will be deemed and serve as an original.

In addition, the parties agree that their  authorized   representatives may

bind them to the terms  of  this Agreement with signatures exchanged by fax,

and each duplicate faxed signature copy shall be deemed to be an original of this Agreement.

      19. Entire Agreement.        This is the entire Agreement between the

parties with respect to this matter.   There  are  no  other  agreements or

understandings, written or oral, express or implied.

      IN  WITNESS WHEREOF, the parties have caused this  Agreement  to   be

executed  and  delivered  by  their  duly  authorized representatives as of the date first written above.



                             FOOTHILL CAPITAL CORPORATION, a
                             California corporation



                             By:   /s/ Robert Bernier
                                   --------------------------
                             Name: ROBERT BERNIER
                                   --------------------------
                             Its:  VP
                                   --------------------------


                             INTERGRAPH CORPORATION, a
                             Delaware corporation


                             By:  /s/ Larry J. Laster
                                  --------------------------
                             Name: LARRY J. LASTER
                                  --------------------------
                             Its:  E.V.P. & CFO
                                  --------------------------



                             M&S COMPUTING INVESTMENTS, INC., a
                             Delaware corporation


                             By:  /s/ Eugene H. Wrobel
                                  --------------------------
                             Name: EUGENE H. WROBEL
                                  --------------------------
                             Its:  SECRETARY
                                  --------------------------


                             INTERGRAPH PUBLIC SAFETY, INC.,  a
                             Delaware corporation


                             By:  /s/ Larry J. Laster
                                  --------------------------
                             Name: LARRY J. LASTER
                                  --------------------------
                             Its:  V.P. & CFO
                                  --------------------------